EXHIBIT 23

                              ARTHUR ANDERSEN LLP





                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File No.
2-88295 and File No. 033-53469 and Form S-2 File No. 33-10532.




                                                       /s/ ARTHUR ANDERSEN LLP




Detroit, Michigan
April 9, 1996